                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                 ---------------------------------------------

                           Date:  September 9, 1997

                                DIRECTCOM, INC.
             (Formerly North American Integrated Marketing, Inc.)
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


     33-27603                                            22-2942013
(Commission File No.)                          (IRS Employer Identification No.)


                            3 Garret Mountain Plaza
                                  Suite 202A
                       West Paterson, New Jersey  07424
                   (Address of principal executive offices)
                                  (Zip Code)

                                (201) 890-7330
             (Registrant's telephone number, including area code)

Item 5. Other Events.
- ------

        Effective September 5, 1997 Registrant amended its Certificate of Incorporation to change its name from North American Integrated Marketing, Inc. to DirectCom, Inc. Registrant intends to make the applicable filings in the various states where it is now doing business to continue to conduct its business under the name North American Integrated Marketing.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIRECTCOM, INC.
                              (REGISTRANT)


                              /s/ Nicholas Robinson
                              ------------------------------
                              (signature)
                              Name: Nicholas Robinson
                              Title: Chief Executive Officer

                                      -3-